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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): February 28, 2006

                  IndyMac INDX Mortgage Loan Trust 2006-AR2
                  -----------------------------------------
                        (exact name of issuing entity)
         Commission File Number of the issuing entity: 333-127556-22

                              IndyMac MBS, Inc.
                              -----------------
          (Exact name of the depositor as specified in its charter)
             Commission File Number of the depositor: 333-127556

                             IndyMac Bank, F.S.B.
                             --------------------
           (Exact name of the sponsor as specified in its charter)
           Delaware                                            95-4791925
----------------------------     -------------        -------------------------
  (State or Other Jurisdiction                            (I.R.S. Employer
        of Incorporation)                                Identification No.)

               155 North Lake Avenue
                 Pasadena, California                 91101
         ---------------------------------            -------------------------
               (Address of Principal                  (Zip Code)
                 Executive Offices)

Registrant's telephone number, including area code: (800) 669-2300
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


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[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the
Exchange Act (17 CFR 240.14e-4(c))

Section 8   Other Events
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Item 8.01   Other Events.
            ------------

On February 28, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's IndyMac INDX Mortgage Loan Trust 2006-AR2, Mortgage Pass-Through Certificates, Series 2006-AR2 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On February 28, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR2 (the "Swap Trust") entered into an interest rate Swap Contract ("Swap Contract"), as evidenced by a Confirmation between the Swap Trust and IXIS Financial Products Inc. (the "Swap Confirmation"). The Confirmation is annexed hereto as Exhibit 99.2.

On February 28, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR2 (the "Cap Trust") entered into an interest rate Cap Contract ("Cap Contract"), as evidenced by a Confirmation between the Cap Trust and IXIS Financial Products Inc. for the Class 1-A-1B Certificates (the "Class 1-A-1B Confirmation"). The Confirmation is annexed hereto as Exhibit 99.3.

On February 28, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR2 (the "Cap Trust") entered into an interest rate Cap Contract ("Cap Contract"), as evidenced by a Confirmation between the Cap Trust and IXIS Financial Products Inc. for the Class 2-A-1 Certificates (the "Class 2-A-1 Confirmation"). The Confirmation is annexed hereto as Exhibit 99.4.

On February 28, 2006, IndyMac INDX Mortgage Loan Trust 2006-AR2 (the "Cap Trust") entered into an interest rate Cap Contract ("Cap Contract"), as evidenced by a Confirmation between the Cap Trust and IXIS Financial Products Inc. for the Class 2-A-2 Certificates (the "Class 2-A-2 Confirmation"). The Confirmation is annexed hereto as Exhibit 99.5.

On February 28, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of February 28, 2006, by and among the Company, as depositor, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and IXIS Financial Products Inc., as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.6.

In connection with the issuance by IndyMac MBS, Inc. Mortgage Pass-Through Certificates, Series 2006-AR2 (the "Certificates"), IndyMac MBS, Inc. is filing herewith a certificate guaranty insurance policy for the Class 1-A-3B and Class 2-A-2 Certificates. The policy and exhibits are listed hereto as
Exhibit 99.7.


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Section 9   Financial Statements and Exhibits
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Item 9.01   Financial Statements and Exhibits.
            ---------------------------------
a) Financial statements of businesses acquired.
   -------------------------------------------

      Not applicable.

(b) Pro forma financial information.
    -------------------------------

      Not applicable.

(c)  Shell Company Transactions.
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(d) Exhibits.

Exhibit No. Description
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   99.1     The Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, the Sellers and Master Servicer and the Trustee.

   99.2 The Swap Confirmation, dated as of February 28, 2006, between the Counterparty and the Swap Trust.

   99.3 The Class 1-A-1B Confirmation, dated as of February 28, 2006, between the Counterparty and the Cap Trust.

   99.4 The Class 2-A-1 Confirmation, dated as of February 28, 2006, between the Counterparty and the Cap Trust.

   99.5 The Class 2-A-2 Confirmation, dated as of February 28, 2006, between the Counterparty and the Cap Trust.

   99.6 The Item 1115 Agreement, dated as of February 28, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and the Counterparty.

   99.7 Ambac Assurance Corporation Insurance Policy (with Exhibits) dated February 28, 2006.
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   99.8     SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDYMAC MBS, INC.



                                          By:  /s/ Victor H. Woodworth_
                                               ------------------------
                                                 Victor H. Woodworth
                                                 Vice President



Dated: March 15, 2006


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                                 Exhibit Index

Exhibit
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   99.1     The Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, the Seller and Master Servicer and the Trustee.

   99.2 The Swap Confirmation, dated as of February 28, 2006, between the Counterparty and the Swap Trust.

   99.3 The Class 1-A-1B Confirmation, dated as of February 28, 2006, between the Counterparty and the Cap Trust.

   99.4 The Class 2-A-1 Confirmation, dated as of February 28, 2006, between the Counterparty and the Cap Trust.

   99.5 The Class 2-A-2 Confirmation, dated as of February 28, 2006, between the Counterparty and the Cap Trust.

   99.6 The Item 1115 Agreement, dated as of February 28, 2006, by and among the Company, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and the Counterparty.

   99.7 Ambac Assurance Corporation Insurance Policy (with Exhibits) dated February 28, 2006.